UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02556

Name of Fund:  Merrill Lynch Ready Assets Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Ready Assets Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 -   Report to Stockholders


Semi-Annual Report
June 30, 2006


Merrill Lynch
Ready Assets Trust


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Trust voted proxies relating to securities held in the Trust's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Ready Assets Trust
Box 9011
Princeton, NJ 08543-9011


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Merrill Lynch Ready Assets Trust


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.



Officers and Trustees


Robert C. Doll, Jr., President and Trustee
Donald W. Burton, Trustee
John Francis O'Brien, Trustee
David H. Walsh, Trustee
Fred G. Weiss, Trustee
Donald C. Burke, Vice President and Treasurer
Donaldo S. Benito, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210


  Laurie Simon Hodrick resigned as a Trustee of Merrill Lynch Ready Assets Trust effective May 1, 2006.



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006



A Letter From the President


Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager - BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs - each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/ BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.


Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


 * $1.047 trillion in assets under management as of June 30, 2006. Data, including assets under management, are as of June 30, 2006.



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006


A Discussion With Your Fund's Portfolio Manager


We maintained a relatively conservative approach throughout the period as the Fed continued to raise interest rates, although we shifted our investment focus as we found different sectors and asset classes to be attractive.


How did the Trust perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2006, Merrill Lynch Ready Assets Trust paid shareholders a net annualized dividend of 4.09%. The Trust's seven-day yield as of June 30, 2006 was 4.44%.

The Trust's average portfolio maturity at June 30, 2006 was 57 days, compared to 59 days at December 31, 2005. The average portfolio maturity ranged from a high of 66 days to a low of 52 days during the six-month period.

Economic growth for the first three quarters of 2005 remained firmly above 3% before slipping to 1.7% in the final quarter of the year. The combination of higher oil prices and Hurricanes Katrina and Rita temporarily hindered an otherwise resilient consumer. However, the economy rebounded sharply in the first quarter of 2006, with gross domestic product growth of 5.6%. The Federal Reserve Board (the Fed) continued to raise the federal funds target rate in 25 basis point (.25%) increments at each of its meetings during the six-month reporting period, bringing the federal funds rate to 5.25% at period-end.

The Treasury yield curve behaved accordingly during the period. As the Fed continued to remove accommodative monetary policy, yields on shorter maturities rose to a greater degree than those on longer maturities. As a result, the yield curve flattened and even inverted intermittently in the early part of 2006, with shorter maturities at times offering higher yields than longer maturities. As of June month-end, two-year and 10-year Treasury issues were offering nearly identical yields of 5.16% and 5.15%, respectively. The six-month Treasury yield was 5.24% at this time, reflecting an inversion of the curve between the six-month and 10-year sectors.

In general, we continued the theme of selectively participating in longer-dated issues for their capital appreciation potential whenever we perceived good relative value. For liquidity, we made ample use of shorter-dated commercial paper and certificates of deposit, as well as variable rate investments, as the coupons on these instruments continually reset in conjunction with the rising interest rates.


How did you manage the portfolio during the period?

Throughout the period, our average duration target was generally in the 50-day to 65-day range, although our portfolio composition varied. As the yield curve shifted and spreads changed, different sectors and asset classes became attractive.

As 2006 began, we were fairly constructive on the market, as it seemed that the Fed might soon be finished with its interest rate tightening cycle. This prompted us to increase the Trust's average weighted maturity modestly to the 55-day to 65-day range. At this point in time, we felt the longer maturities offered the greatest potential for capital appreciation. We also saw value in two-year callable issues, believing volatility and swap spreads were at attractive levels and would trend lower once the Fed reached neutral policy.

Subsequently, as market sentiment turned negative during the course of the first quarter, we revised our outlook and reduced the portfolio's average weighted maturity to a more defensive 50 days to 55 days. Dr. Ben Bernanke assumed the role of Fed chairman on January 31, 2006, leading many observers to anticipate the approach of interest rate stability and neutral monetary policy. Instead, the Fed signaled concern that higher energy prices and tighter labor markets would lead to inflationary pressures and continued to raise short-term interest rates - in January, March, May and June. This more hawkish stance by the Fed steepened the front end of the curve, which allowed us to purchase six-month to 12-month securities at attractive spreads. We felt these sectors offered the greatest value, enabling us to capture the steepness in the front end of the yield curve while limiting our interest rate exposure. We also reestablished exposure to variable rate product, an area we had targeted last year until spread tightening made these securities appear expensive.



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006


How would you characterize the Trust's position at the close of the period?

Looking ahead, we believe there is a greater risk that the Fed will overshoot, as it often does, and raise the target federal funds rate too high. If that is the case, we see little value in the very front end of the yield curve.

As spreads on variable rate notes reached more attractive levels, we increased our exposure. In doing so, we focused on the prime and federal funds indexes, based on our belief that they will outperform over the next six months. We will look for the longer sectors to be more fairly priced before we begin to position the Trust for a stable-rate, low-volatility environment, which we expect later this year. At period-end, the Trust's average weighted maturity stood in the 50-day to 60-day range, consistent with our view that the end of monetary tightening is in the not-too-distant future.

The portfolio's composition, as a percent of net assets, at the end of June and as of our last report to shareholders is detailed below:


                                           6/30/06         12/31/05

Bank Notes                                    1.1%             1.1%
Certificates of Deposit--European             3.6              3.8
Certificates of Deposit--Yankee*             14.3             11.0
Commercial Paper                             36.0             37.4
Corporate Notes                              26.4             25.4
Funding Agreements                            4.4              4.4
Repurchase Agreements                         6.7              3.3
U.S. Government Agency &
   Instrumentality Obligations--
   Non-Discount Notes                         8.3             12.7
Other Assets Less Liabilities                  --              0.9
Liabilities in Excess of Other Assets        (0.8)              --
                                            ------           ------
Total                                       100.0%           100.0%
                                            ======           ======

* U.S. branches of foreign banks.


Donaldo S. Benito

Vice President and Portfolio Manager

July 6, 2006



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006



Disclosure of Expenses


Shareholders of this Trust may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Trust expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Trust and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Trust's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Trust and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value    January 1, 2006 to
                                                              January 1,          June 30,           June 30,
                                                                 2006               2006               2006
Actual

Merrill Lynch Ready Assets Trust                                $1,000           $1,020.00            $3.31

Hypothetical (5% annual return before expenses)**

Merrill Lynch Ready Assets Trust                                $1,000           $1,021.53            $3.31

 * Expenses are equal to the Trust's annualized expense ratio of 0.66% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006



Schedule of Investments                                          (In Thousands)


                              Face         Interest     Maturity
Issue                        Amount         Rate*         Date          Value

Bank Notes--1.1%

Bank of America,           $ 21,000         5.31(a)%    8/10/2006      $ 21,000
NA

U.S. Bank, NA                25,000         5.126(a)    7/28/2006        24,999

Total Bank Notes
(Cost--$46,000)                                                          45,999


Certificates of Deposit--European--3.6%

BNP Paribas,                 32,000         4.395      10/04/2006        31,898
London

Barclays Bank Plc,           10,000         4.06        7/25/2006         9,993
London

Calyon, London               35,000         3.86        7/05/2006        34,995
                             22,000         4.365      10/03/2006        21,929

Societe Generale,            45,000         4.65        7/11/2006        44,995
London

Total Certificates of Deposit--European
(Cost--$144,000)                                                        143,810


Certificates of Deposit--Yankee--14.3%

Banco Bilbao                 21,000         5.255       4/11/2007        20,932
Vizcaya Argentaria
SA, NY

Barclays Bank Plc,           53,000         5.29(a)     8/30/2006        52,998
NY                           44,000         5.212(a)   12/20/2006        43,998
                             40,000         5.305(a)    7/05/2007        39,994

Calyon, NY                   27,000         4.80       12/27/2006        26,887
                             18,400         5.20        3/30/2007        18,337

Canadian Imperial            27,000         4.75       12/05/2006        26,894
Bank of Commerce,            56,000         5.279(a)    7/16/2007        56,000
NY

Citibank, NA NY             103,000         5.165       8/22/2006       102,969
                             52,000         5.17        8/24/2006        51,984

Royal Bank of                32,000         5.153(a)   11/16/2006        31,999
Scotland, NY

Swedbank, NY                 18,400         5.199       3/30/2007        18,337

Toronto-Dominion,            25,000         3.95        7/24/2006        24,981
NY                           30,000         3.795       7/28/2006        29,970
                             25,000         3.94        7/31/2006        24,975

Total Certificates of Deposit--Yankee
(Cost--$571,789)                                                        571,255


Commercial Paper--36.0%

Amstel Funding               39,000         5.29        7/26/2006        38,868
Corp.                        33,000         5.13        9/01/2006        32,705

Amsterdam                    48,488         5.14        7/14/2006        48,412
Funding Corp.                35,000         5.23        7/20/2006        34,914

Aspen Funding                15,000         5.30        7/31/2006        14,938
Corp.                        13,000         5.28        9/11/2006        12,864

Barclays U.S.                48,000         5.16        9/06/2006        47,538
Funding Corp.

Beta Finance Inc.            28,000         4.56        7/24/2006        27,918



                              Face         Interest     Maturity
Issue                        Amount         Rate*         Date          Value

Commercial Paper (concluded)

CC (USA) Inc.              $ 26,000         5.16 %     10/24/2006      $ 25,554
(Centauri)                   42,500         5.125      11/22/2006        41,580

CRC Funding, LLC             53,000         5.03        7/06/2006        52,978
                             50,000         5.25        8/15/2006        49,686
                             46,000         5.34        8/16/2006        45,700

Chariot Funding,             23,987         5.20        7/18/2006        23,935
LLC

Ciesco, LLC                  48,000         5.34        8/23/2006        47,637

Clipper Receivables          19,895         5.07        7/05/2006        19,889
Co., LLC

Compass                      11,000         5.27        7/18/2006        10,976
Securitization, LLC

Danske Corp.                 28,000         4.85        9/11/2006        27,709
                             47,000         5.03       10/19/2006        46,236

Dorada Finance Inc.          15,000         5.33        9/20/2006        14,822

Edison Asset                 42,000         4.55        7/11/2006        41,953
Securitization, LLC

Falcon Asset                 24,000         5.20        7/19/2006        23,945
Securitization Corp.

General Electric             27,500         4.88        9/11/2006        27,214
Capital Corp.

Greyhawk Funding,            18,000         5.06        7/05/2006        17,995
LLC                          36,000         5.30        8/01/2006        35,846
                             25,000         5.29        8/17/2006        24,835

ING (U.S.) Funding           52,000         5.29        9/14/2006        51,436
LLC

Jupiter                      65,000         5.13        7/13/2006        64,908
Securitization Corp.

Morgan Stanley               18,500         5.383(a)   11/17/2006        18,500
                             13,000         5.383(a)   12/01/2006        13,000

New Center Asset             20,000         5.07        7/12/2006        19,975
Trust                        29,000         5.25        7/17/2006        28,941
                             51,000         5.31        8/21/2006        50,631

Newport Funding              37,000         5.14        7/18/2006        36,921
Corp.                        31,000         5.30        7/27/2006        30,890
                             22,000         4.875       9/15/2006        21,756

Nordea North                 33,000         4.56        7/24/2006        32,904
America, Inc.

Santander Central            22,000         4.55        7/10/2006        21,979
Hispano Finance,
Inc. (Delaware)

Sheffield                    25,000         5.25        8/07/2006        24,872
Receivables Corp.            18,801         5.12       11/21/2006        18,396

Solitaire Funding            27,000         5.13        7/12/2006        26,965
LLC

Surrey Funding               17,000         5.23        7/25/2006        16,946
Corp.                        53,000         5.02        8/04/2006        52,769

UBS Finance Inc.             13,500         5.025       7/06/2006        13,494
(Delaware)

Windmill Funding             35,000         5.06        7/17/2006        34,931
Corp.                        20,000         5.26        8/03/2006        19,909

Total Commercial Paper
(Cost--$1,437,080)                                                    1,436,770



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006



Schedule of Investments (continued)                              (In Thousands)


                              Face         Interest     Maturity
Issue                        Amount         Rate*         Date          Value

Corporate Notes--26.4%

ANZ National               $ 27,000         5.11(a)%    7/06/2007      $ 27,000
(International),
Ltd.

ASIF Global                  15,000         5.312(a)    7/23/2007        15,000
Financing XXX

American Honda               48,000         4.983(a)    7/10/2006        48,000
Finance Corp.                24,250         5.47(a)     9/11/2006        24,259

JPMorgan Chase              100,710         5.439(a)    9/15/2006       100,705
& Co.

Bank of Ireland              12,000         5.237(a)    7/20/2007        12,000

Beta Finance Inc.            32,000         5.31(a)     5/30/2007        31,997

CC (USA) Inc.                75,000         5.31(a)    11/17/2006        74,999
(Centauri)

Citigroup, Inc.              39,000         5.115(a)    1/12/2007        39,020

General Electric             50,000         5.352(a)    7/17/2007        50,000
Capital Corp.

Goldman Sachs                51,700         5.219(a)    7/13/2007        51,700
Group, Inc.

HSBC Finance                 67,500         5.16(a)    10/27/2006        67,505
Corp.                        39,000         5.353(a)    7/23/2007        39,000

Lehman Brothers              46,000         5.197(a)    6/26/2007        45,977
Holdings, Inc.

Links Finance, LLC           32,000         5.038(a)    1/16/2007        32,005
                             27,500         5.076(a)    1/30/2007        27,496
                             27,500         4.95        2/12/2007        27,365
                             26,000         5.265       4/25/2007        25,834

MetLife Global               11,500         5.259(a)    7/16/2007        11,500
Funding I                    16,500         5.148(a)    8/06/2007        16,500

Nationwide                   13,000         5.55(a)     7/27/2007        13,000
Building Society

Northern Rock Plc            21,500         5.353(a)    7/09/2007        21,503

Sigma Finance Inc.           24,500         5.31(a)     9/22/2006        24,499
                             97,000         5.313(a)    4/04/2007        96,996
                             48,000         5.313(a)    6/11/2007        47,997

Stanfield Victoria           35,000         5.32(a)     6/04/2007        34,995
Funding LLC



                              Face         Interest     Maturity
Issue                        Amount         Rate*         Date          Value

Corporate Notes (concluded)

Westpac Banking            $ 11,000         5.31(a)%    7/11/2007      $ 10,998
Corp.

White Pine Corp.,            37,000         5.125(a)   10/12/2006        36,999
LLC

Total Corporate Notes
(Cost--$1,055,217)                                                    1,054,849


Funding Agreements--4.4%

Jackson National             86,000         5.169(a)    5/01/2007        86,000
Life Insurance
Co. (b)

Metropolitan Life            20,000         5.189(a)    4/02/2007        20,000
Insurance Co. (b)

Monumental Life              20,000         5.254(a)   11/16/2006        20,000
Insurance Co. (b)

New York Life                20,000         5.446(a)   10/18/2006        20,000
Insurance Co. (b)            30,000         5.396(a)    5/25/2007        30,000

Total Funding Agreements
(Cost--$176,000)                                                        176,000


U.S. Government Agency & Instrumentality
Obligations--Non-Discount--8.3%

Fannie Mae                   10,000         4.00        8/08/2006         9,988
                             10,000         3.00        9/20/2006         9,948
                             27,500         4.875       1/11/2008        27,248
                              8,000         4.96        2/08/2008         7,932
                             20,000         5.25        4/04/2008        19,890

Federal Farm                  9,500         2.15        7/21/2006         9,487
Credit Banks                 25,000         5.30(a)     8/16/2006        25,000
                             74,000         5.29(a)    12/22/2006        73,997
                             13,000         5.217(a)    2/20/2008        12,998

Federal Home                 15,000         3.25       11/29/2006        14,869
Loan Bank System              7,000         3.75       11/30/2006         6,952
                             12,500         3.45        1/10/2007        12,366
                             10,000         4.00        6/13/2007         9,854
                              5,300         4.21        9/14/2007         5,218

Freddie Mac                  12,500         3.82        7/14/2006        12,495
                             39,000         5.50        7/09/2007        38,936
                             13,000         4.45        9/28/2007        12,836
                             10,700         4.705      10/11/2007        10,594
                             11,000         4.75       10/24/2007        10,884

Total U.S. Government Agency &
Instrumentality Obligations--
Non-Discount (Cost--$332,874)                                           331,492



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006



Schedule of Investments (concluded)                              (In Thousands)


Face
Amount                       Issue                                      Value

Repurchase Agreements--6.7%

 $135,575    Goldman Sachs & Company, purchased on 6/30/2006 to
             yield 5.23% to 7/03/2006, repurchase price of $135,634, collateralized by Fannie Mae, 4.25% due 5/15/2009,
             Federal Home Loan Bank System, due 6/13/2008 and
             Freddie Mac, 2.375% due 2/15/2007                       $  135,575

  130,000    UBS Securities LLC, purchased on 6/30/2006 to yield
             5.18% to 7/03/2006, repurchase price of $130,056,
             collateralized by Fannie Mae, 4.25% to 4.625% due
             9/15/2007 to 10/15/2013 and Resolution Funding
             Stripped Interest, due 4/15/2014 to 7/15/2015              130,000

Total Repurchase Agreements (Cost--$265,575)                            265,575

Total Investments (Cost--$4,028,535**)--100.8%                        4,025,750
Liabilities in Excess of Other Assets--(0.8%)                          (32,419)
                                                                     ----------
Net Assets--100.0%                                                   $3,993,331
                                                                     ==========


  * Commercial Paper and certain U.S. Government Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjustable periodically based upon appropriate indexes. The interest rates shown are the rates in effect at June 30, 2006.

 ** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                   $    4,028,535
                                                     ==============
    Gross unrealized appreciation                    $           15
    Gross unrealized depreciation                           (2,800)
                                                     --------------
    Net unrealized depreciation                      $      (2,785)
                                                     ==============


(a) Floating rate security.

(b) Restricted securities as to resale, representing 4.4% of net assets, were as follows:

                                                                 Acquisition
    Issue                                                            Date          Cost          Value
    Jackson National Life Insurance Co., 5.169% due 5/01/2007     5/01/2006    $    86,000    $    86,000
    Metropolitan Life Insurance Co., 5.189% due 4/02/2007         4/03/2006         20,000         20,000
    Monumental Life Insurance Co., 5.254% due 11/16/2006          11/18/2005        20,000         20,000
    New York Life Insurance Co.:
         5.446% due 10/18/2006                                    10/19/2005        20,000         20,000
         5.396% due 5/25/2007                                     5/26/2006         30,000         30,000
                                                                               -----------    -----------
    Total                                                                      $   176,000    $   176,000
                                                                               ===========    ===========

    See Notes to Financial Statements.



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006


Statement of Assets and Liabilities

As of June 30, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$4,028,534,882)                         $ 4,025,749,691
       Receivables:
           Interest                                                                            $    22,026,258
           Beneficial interest sold                                                                 19,838,422         41,864,680
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                1,314,279
                                                                                                                  ---------------
       Total assets                                                                                                 4,068,928,650
                                                                                                                  ---------------

Liabilities

       Bank overdraft                                                                                                     289,273
       Payables:
           Securities purchased                                                                     39,994,105
           Beneficial interest redeemed                                                             32,197,999
           Other affiliates                                                                          1,366,855
           Investment adviser                                                                        1,160,521
           Distributor                                                                                 589,191         75,308,671
                                                                                               ---------------    ---------------
       Total liabilities                                                                                               75,597,944
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 3,993,330,706
                                                                                                                  ===============

Net Assets Consist of

       Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                       $   399,611,590
       Paid-in capital in excess of par                                                                             3,596,504,307
       Unrealized depreciation--net                                                                                   (2,785,191)
                                                                                                                  ---------------
       Net Assets--Equivalent to $1.00 per share based on 3,996,115,896 shares of beneficial
       interest outstanding                                                                                       $ 3,993,330,706
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006


Statement of Operations

For the Six Months Ended June 30, 2006
Investment Income

       Interest and amortization of premium and discount earned                                                   $    93,392,280

Expenses

       Investment advisory fees                                                                $     7,490,452
       Transfer agent fees                                                                           2,768,010
       Distribution fees                                                                             2,370,715
       Accounting services                                                                             227,509
       Registration fees                                                                               100,888
       Printing and shareholder reports                                                                 73,682
       Professional fees                                                                                59,064
       Custodian fees                                                                                   52,646
       Trustees' fees and expenses                                                                      40,948
       Pricing services                                                                                  6,002
       Other                                                                                            46,142
                                                                                               ---------------
       Total expenses                                                                                                  13,236,058
                                                                                                                  ---------------
       Investment income--net                                                                                          80,156,222
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on investments--net                                                                                      289
       Change in unrealized depreciation--net                                                                           (149,394)
                                                                                                                  ---------------
       Total realized and unrealized loss--net                                                                          (149,105)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    80,007,117
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006


Statements of Changes in Net Assets
                                                                                                 For the Six           For the
                                                                                                 Months Ended         Year Ended
                                                                                                   June 30,          December 31,
Increase (Decrease) in Net Assets:                                                                   2006                2005
Operations

       Investment income--net                                                                  $    80,156,222    $   107,178,997
       Realized gain--net                                                                                  289                121
       Change in unrealized depreciation--net                                                        (149,394)           (41,003)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         80,007,117        107,138,115
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net                                                                     (80,156,222)      (107,178,997)
       Realized gain--net                                                                                (289)              (121)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (80,156,511)      (107,179,118)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

       Net proceeds from sale of shares                                                          3,357,784,636      5,795,069,803
       Value of shares issued to shareholders in reinvestment of dividends and distributions        80,156,479        107,181,785
                                                                                               ---------------    ---------------
                                                                                                 3,437,941,115      5,902,251,588
       Cost of shares redeemed                                                                 (3,428,229,977)    (6,204,025,993)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets derived from beneficial interest transactions           9,711,138      (301,774,405)
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                       9,561,744      (301,815,408)
       Beginning of period                                                                       3,983,768,962      4,285,584,370
                                                                                               ---------------    ---------------
       End of period                                                                           $ 3,993,330,706    $ 3,983,768,962
                                                                                               ===============    ===============

       See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006


Financial Highlights
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived      June 30,               For the Year Ended December 31,
from information provided in the financial statements.           2006          2005          2004           2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                 $      1.00    $      1.00    $      1.00   $      1.00   $      1.00
                                                            -----------    -----------    -----------   -----------   -----------
           Investment income--net                                 .0199          .0258          .0082         .0068         .0139
           Realized and unrealized loss--net                       --++           --++        (.0008)       (.0006)       (.0005)
                                                            -----------    -----------    -----------   -----------   -----------
       Total from investment operations                           .0199          .0258          .0074         .0062         .0134
                                                            -----------    -----------    -----------   -----------   -----------
       Less dividends and distributions:
           Investment income--net                               (.0199)        (.0258)        (.0082)       (.0068)       (.0139)
           Realized gain--net                                      --++           --++           --++       (.0001)       (.0001)
                                                            -----------    -----------    -----------   -----------   -----------
       Total dividends and distributions                        (.0199)        (.0258)        (.0082)       (.0069)       (.0140)
                                                            -----------    -----------    -----------   -----------   -----------
       Net asset value, end of period                       $      1.00    $      1.00    $      1.00   $      1.00   $      1.00
                                                            ===========    ===========    ===========   ===========   ===========
       Total Investment Return                                2.00%++++          2.61%           .83%          .67%         1.40%
                                                            ===========    ===========    ===========   ===========   ===========

Ratios to Average Net Assets

       Expenses                                                   .66%*           .66%           .64%          .63%          .62%
                                                            ===========    ===========    ===========   ===========   ===========
       Investment income and realized gain--net                  4.01%*          2.57%           .81%          .69%         1.40%
                                                            ===========    ===========    ===========   ===========   ===========

Supplemental Data

       Net assets, end of period (in thousands)             $ 3,993,331    $ 3,983,769    $ 4,285,584   $ 4,710,703   $ 5,336,209
                                                            ===========    ===========    ===========   ===========   ===========

         * Annualized.

        ++ Amount is less than $(.0001) per share.

      ++++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Ready Assets Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Repurchase agreements--The Trust may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Trust may be delayed or limited.

(c) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Trust declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax) in additional shares of beneficial interest at net asset value. Dividends are declared from net investment income and distributions from net realized gain or loss on investments.

(g) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Trust typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Bank overdraft--The Trust recorded a bank overdraft reflecting an overnight overdraft, which resulted from an unpaid corporate event.



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006



Notes to Financial Statements (concluded)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM provides the Trust with investment management, research, statistical and advisory services, and pays certain other expenses of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following annual rates:


Portion of average daily value of net assets:                  Rate

Not exceeding $500 million                                    .500%
In excess of $500 million but not exceeding $1 billion        .400%
In excess of $1 billion but not exceeding $5 billion          .350%
In excess of $5 billion but not exceeding $10 billion         .325%
In excess of $10 billion but not exceeding $15 billion        .300%
In excess of $15 billion but not exceeding $20 billion        .275%
In excess of $20 billion                                      .250%


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, receives a distribution fee from the Trust. The fee is accrued daily and paid monthly at the annual rate of .125% of average daily net assets of the Trust for shareholders whose Trust accounts are serviced by MLPF&S financial advisors, whether maintained through MLPF&S or directly with the Trust's transfer agent. The distribution fee is to compensate MLPF&S for providing, or arranging for the provision of, account maintenance and sales and promotional activities and services with respect to shares of the Trust. For the six months ended June 30, 2006, MLPF&S earned $2,370,715 under the Shareholder Servicing Plan.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM.

For the six months ended June 30, 2006, the Trust reimbursed MLIM $41,557 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIM, FDS, PSI, FAMD, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006



Disclosure of Investment Advisory Agreement


Activities and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only association with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of the Trust and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent trustee. New trustee nominees are chosen by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee, and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Trust's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Trust by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Trust by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Trust, such as transfer agency fees and fees for marketing and distribution; (b) Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Trustees--In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Trust as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Trust; (c) a discussion by the Trust's portfolio management team regarding investment strategies used by the Trust during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Trust; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as retail and retail offshore funds, under similar investment mandates. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates relating to the distribution of Trust shares, services related to the valuation and pricing of Trust portfolio holdings, allocation of Trust brokerage fees, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Trust. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.


Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's Investment Advisory Agreement in June 2006, the independent trustees' and Board's review included the following:



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006



Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Trust. The Board focused primarily on the Investment Adviser's investment advisory services and the Trust's investment performance. The Board compared Trust performance - both including and excluding the effects of the Trust's fees and expenses - to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. For the periods ended February 28, 2006, the Trust's performance after fees and expenses ranked in the third quintile for the one-year period and in the second quintile for each of the three- and five-year periods. Considering these factors, the Board concluded that the Trust's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviewed the Trust's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's money market investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Trust's portfolio manager. The Board also considered the experience of the Trust's portfolio management team and noted that Donaldo Benito has more than 14 years of experience in portfolio management. The Board considered that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Trust. The Board concluded that the Trust benefits from that experience.

Management Fees and Other Expenses--The Board reviews the Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Trust's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients, such as retail and retail offshore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Trust. The Board noted that the Trust's actual and contractual management fees and actual total expenses including investment-related expenses were slightly higher than the medians of fees and expenses of comparable funds as classified by Lipper. The Board also noted that the Trust's actual nonmanagement expenses were below the median of such expenses of comparable funds. The Board concluded that the Trust's management fee rate and overall expense ratio are acceptable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Trust by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Trust and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Trust and concluded that there was a reasonable basis for the allocation. The Board believes that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Trust to participate in these economies of scale. The Board concluded that the Trust's advisory fee, which includes a series of breakpoints, appropriately allows shareholders to participate in the benefits of economies of scale.


Conclusion

After the independent Trustees deliberated in executive session, the entire Board, including all of the independent Trustees, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Trust's Board of Trustees considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Trust's shareholders, it will become effective upon the expected closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the New Investment Advisory Agreement at a meeting held on May 8, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 8, 2006 meeting. In addition, the independent trustees consulted with their counsel and Trust counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Trust and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Trust should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Trust as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Trust as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

* that the Trust will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006



* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Trust shareholders.

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Trust shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Trust's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that in May 2005, the Board had performed a full annual review of the investment advisory agreement currently in effect for the Trust (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Trust; and that the advisory and/or management fees paid by the Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc.["Lipper"]), and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of the Trust in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Trust would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Trust; (b) Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Trust as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's portfolio management team on investment strategies used by the Trust during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of the Trust's portfolio holdings, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Trust.



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


In their deliberations, the trustees considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees, including a majority of the independent trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Trust, and that the New Investment Advisory Agreement should be approved and recommended to Trust shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Trust's investment performance, but also considered certain areas in which both the Investment Adviser and the Trust receive services as part of the Merrill Lynch complex. The Board compared the Trust's performance - both including and excluding the effects of the Trust's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Trust. The trustees considered BlackRock's advice as to proposed changes in portfolio management personnel of the Trust after the closing of the Transaction.

The trustees were given information with respect to the potential benefits to the Trust and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange
Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Trust under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Trust under the New Investment Advisory Agreement.



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006



Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Trust's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Trust's total expenses to those of other comparable funds. The information showed that the Trust had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Trust. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Trust, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Trust.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Trust. The trustees noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Trust's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Trust to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Trust appropriately participated in these economies of scale.

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the Trust's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The trustees noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the trustees had determined that the total fees for advisory and administrative services for the Trust were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Trust's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The trustees concluded that, because the rates for advisory fees for the Trust would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The trustees also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Trust following the Transaction. The trustees noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Investment Performance--The trustees considered investment performance for the Trust. The trustees compared the Trust's performance - both including and excluding the effects of the Trust's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Trust performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The trustees believed the Trust's performance was satisfactory. Also, the trustees took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Trust.

Conclusion--After the independent trustees of the Trust deliberated in executive session, the entire Board, including the independent trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Trustees discussed and approved the New Investment Advisory Agreement, the Board, including the independent trustees, also considered a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Trust operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Trust and its shareholders that the BlackRock Subadviser assist in managing the operations of the Trust during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in the Trust's expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Trust operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Trust's operations and administration and the BlackRock Subadviser would provide advisory services to the Trust under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Trust would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Trust to the Investment Adviser.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006


Availability of Quarterly Schedule of Investments


The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Trust offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Ready Assets Trust


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Ready Assets Trust


Date: August 23, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Ready Assets Trust


Date: August 23, 2006


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Ready Assets Trust


Date: August 23, 2006